Exhibit 99.1

Akoustis Reports Second Quarter Fiscal 2021 Results

– Company Reports Revenue 30% Above Guidance –

– Growing Customer Activity in 5G Mobile, WiFi, Infrastructure and Other Markets –

– Akoustis to Accelerate Fab Expansion and Boost Capacity by an Additional 2X by CYE 2021 –

– Company to Host Investor Update Call Today at 8:00 am Eastern –

Charlotte, N.C., February 1, 2021 (GLOBE NEWSWIRE) - Akoustis Technologies, Inc. (NASDAQ: AKTS) (“Akoustis” or the “Company”), an integrated device manufacturer (IDM) of patented bulk acoustic wave (BAW) high-band RF filters for mobile and other wireless applications, will host an investor call to provide a business update and outlook, followed by a Q & A session this morning at 8:00 a.m. EST. The call-in numbers are 877-407-3982 (domestic) or 201-493-6780 (international). The conference call will be webcast live on the Company’s website and will be available for playback at the following URL: https://ir.akoustis.com/ir-calendar.

Jeff Shealy, founder and CEO of Akoustis, commented, “The December quarter continued our momentum as we drove revenue from each of our major market segments including WiFi, 5G mobile, 5G infrastructure and defense.” Mr. Shealy continued, “Despite the ongoing COVID-19 pandemic, we achieved many of our strategic milestones for the December quarter. We are actively delivering volume production of our WiFi 6 tandem filter solution, shipping multiple 5G small cell XBAW™ filter solutions, delivering initial designs of our new 5G mobile filter solutions to multiple customers and we are now entering the market with our WiFi 6E coexistence XBAW® filter solutions. We expect continued top-line growth moving forward and, given our growing backlog of commercially available RF filter products and technology aimed at large and growing markets, we plan to once again significantly expand the capacity at our New York fab.”

Akoustis previously announced a 500% capacity expansion at its New York fab, which is expected to be completed by this June. To support the anticipated filter demand from multiple 5G handset, WiFi 6E and other customers in calendar 2022 and beyond, the Company now plans to double its manufacturing capacity once again beyond its previously stated plan by the end of calendar 2021.

Recent Business Highlights

●	Akoustis to accelerate fab expansion by doubling manufacturing capacity beyond current plan by the end of calendar 2021

●	Received first development order from new RF module customer for XBAW™ filters for integration into 5G mobile RF front end solutions

●	Received first development order from new (third) 5G mobile customer, a tier-1 RF module maker

●	Completed the process flow for our first chip-scale-package (CSP) for XBAW® filters, aimed at the emerging 5G mobile market

●	Continued engagement with first 5G mobile customer and currently executing against open purchase orders

●	Ramped commercial production for new tier-1 consumer focused tri-band WiFi 6 product, which is currently available for sale in both online and retail box stores

●	Announced two additional WiFi 6 customers and design wins targeting production in calendar 2021

●	Achieved design-lock with our new 5.5 GHz and 6.5 GHz WiFi 6E coexistence filters

●	Received a volume order from a tier-1 consumer-focused WiFi 6E OEM

●	Delivered multiple engineering samples to two existing tier-1 enterprise WiFi 6E customers

●	Achieved robust sampling of WiFi 6E filters to tier-1 and tier-2 OEMs, ODMs and SoC customers

●	Shipped volume order to tier-1 small cell network infrastructure customer in support of initial production ramp

●	Received order for 3.6 GHz CBRS filters from SoC customer for use in new reference design

●	Began DARPA direct-to-phase II (DP2) contract to advance design and manufacturing of XBAW™ technology for filters and other sensors

●	Expanded XBAW™ patent portfolio to 38 issued and licensed patents plus 75 patents pending

Akoustis’ high frequency, high performance XBAW® process and filters are experiencing growing interest as the Company has entered production in multiple markets in calendar 2020, including 5G network infrastructure, high-band WiFi and phased-array radar applications.

Akoustis has added 15 filters to its product catalog including a 5.6 GHz WiFi filter, a 5.2 GHz WiFi filter, a 5.5 GHz WiFi-6E filter, a 6.5 GHz WiFi 6E filter, three small cell 5G network infrastructure filters including two Band n77 filters and one Band n79 filter, a 3.8 GHz filter and five S-Band filters for applications including defense phased-array radar applications, a 3.6 GHz filter for the CBRS 5G infrastructure market and a C-Band filter for the unmanned aircraft systems (UAS) market. The Company is also developing several new filters for the sub-7 GHz bands targeting 5G mobile device, network infrastructure, WiFi CPE and defense markets.

Second Fiscal Quarter Financial Performance

Condensed Consolidated Statements of Operations

(In thousands, except per share data)

(Unaudited)

	For the Three	For the Three	For the Six	For the Six
	Months Ended	Months Ended	Months Ended	Months Ended
	December 31,	December 31,	December 31,	December 31,
	2020	2019	2020	2019
Revenue
Revenue with customers	$1,308	$518	$1,944	$1,061

Cost of revenue	2,602	787	4,251	1,123

Gross profit (loss)	(1,294)	(269)	(2,307)	(62)

Operating expenses
Research and development	5,566	4,897	11,946	9,967
General and administrative expenses	3,361	2,759	6,288	5,569
Total operating expenses	8,927	7,656	18,234	15,536

Loss from operations	(10,221)	(7,925)	(20,541)	(15,598)

Other (expense) income
Interest (expense) income	(1,703)	(1,102)	(3,135)	(2,096)
Rental income	—	55	—	109
Change in fair value of contingent real estate liability	—	(16)	—	(34)
Change in fair value of derivative liabilities	14	(326)	(184)	(670)
Total other (expense) income	(1,689)	(1,389)	(3,319)	(2,691)
Net loss	$(11,910)	(9,314)	$(23,860)	$(18,289)

Net loss per common share - basic and diluted	$(0.30)	$(0.30)	$(0.61)	$(0.59)

Weighted average common shares outstanding - basic and diluted	39,445,268	31,428,233	38,810,985	30,876,709

Akoustis Technologies, Inc.

Condensed Consolidated Balance Sheets

(In thousands, except share data)

(Unaudited)

	December 31,	June 30,
	2020	2020

Assets

Assets:
Cash and cash equivalents	$47,685	$44,308
Accounts receivable, net	746	351
Inventory, net	651	136
Other current assets	1,851	1,408
Total current assets	50,933	46,203

Property and equipment, net	25,080	23,605

Intangibles, net	586	544

Operating lease right-of-use asset, net	589	699
Restricted cash	100	100
Other assets	282	282
Total Assets	$77,570	$71,433

Liabilities and Stockholders’ Equity

Current Liabilities:
Accounts payable and accrued expenses	$4,570	$5,899
Deferred revenue	57	—
Operating lease liability - current	250	231
Short term loans payable	594	—
Current convertible notes payable, net	9,795	—
Total current liabilities	15,266	6,130

Long-term Liabilities:
Convertible notes payable, net	14,351	21,628
Operating lease liability - non-current	342	472
Long term loans payable	1,010	1,591
Other long-term liabilities	117	117
Total long-term liabilities	15,820	23,808

Total Liabilities	31,086	29,938

Stockholders’ Equity
Preferred stock, par value $0.001: 5,000,000 shares authorized; none issued and outstanding	—	—
Common stock, $0.001 par value; 100,000,000 shares authorized; 41,399,075 and 37,990,380 shares issued and outstanding at December 31, 2020 and June 30, 2020, respectively	41	38
Additional paid in capital	173,918	145,072
Accumulated deficit	(127,475)	(103,615)
Total Stockholders’ Equity	46,484	41,495
Total Liabilities and Stockholders’ Equity	$77,570	$71,433

The following Non-GAAP measures should not be considered a substitute for, or superior to, financial measures calculated in accordance with GAAP. These non-GAAP measures exclude significant expenses that are required by GAAP to be recorded in the Company's financial statements and are subject to inherent limitations. Please see reconciliations to comparable GAAP measures below under “Non-GAAP Measures.”

Non-GAAP Operating Loss and Non-GAAP Net Loss for the three months ending December 31, 2020 and 2019 were as follows:

Akoustis Technologies, Inc.

Unaudited Reconciliations of Non-GAAP Financial Measures

	Three Months Ended
(in thousands)	December 31, 2020	December 31, 2019
GAAP operating loss	$(10,221)	$(7,925)
Common stock issued for services	$2,066	$1,703
Non-GAAP operating loss	$(8,155)	$(6,222)

	Three Months Ended
(in thousands)	December 31, 2020	December 31, 2019
GAAP net loss	(11,910)	(9,314)
Change in fair value of contingent real estate liability	0	16
Change in fair value of derivative liabilities	(14)	326
Debt discount amortization	1,314	711
Common stock issued for services	2,066	1,703
Non-GAAP net loss	(8,544)	(6,558)

Weighted average common shares outstanding - basic and diluted	39,445,268	31,428,233
Non-GAAP net loss per common share - basic and diluted	$(0.22)	$(0.21)

	Six Months Ended
(in thousands)	December 31, 2020	December 31, 2019
GAAP operating loss	$(20,541)	$(15,598)
Common stock issued for services	$4,093	$3,305
Non-GAAP operating loss	$(16,448)	$(12,293)

	Six Months Ended
(in thousands)	December 31, 2020	December 31, 2019
GAAP net loss	$(23,860)	$(18,289)
Change in fair value of contingent real estate liability	$0	$34
Change in fair value of derivative liabilities	$184	$670
Debt discount amortization	$2,346	$1,490
Common stock issued for services	$4,093	$3,305

Non-GAAP net loss	$(17,237)	$(12,789)

Weighted average common shares outstanding - basic and diluted	38,810,985	30,876,709
Non-GAAP net loss per common share - basic and diluted	$(0.44)	$(0.41)

Non-GAAP Measures

We regularly review a number of metrics, including Non-GAAP Operating Loss and Non-GAAP Net Loss, which are not financial measures calculated in accordance with generally accepted accounting principles in the United States (“GAAP”). Non-GAAP Operating Loss represents operating loss before common stock issued for services. Non-GAAP Net Loss represents net loss before change in fair value of contingent real estate liability, change in fair value of derivative liabilities, debt discount amortization and common stock issued for services. The Company believes these non-GAAP measures provide useful information to management, investors and financial analysts regarding certain financial and business trends relating to the Company’s financial condition and results of operations. We use these non-GAAP measures to evaluate our business, measure our performance, identify trends affecting our business, formulate financial projections and make strategic decisions.

About Akoustis Technologies, Inc.

Akoustis® (http://www.akoustis.com/) is a high-tech BAW RF filter solutions company that is pioneering next-generation materials science and MEMS wafer manufacturing to address the market requirements for improved RF filters - targeting higher bandwidth, higher operating frequencies and higher output power compared to incumbent polycrystalline BAW technology deployed today. The Company utilizes its proprietary XBAW® manufacturing process to produce bulk acoustic wave RF filters for mobile and other wireless markets, which facilitate signal acquisition and accelerate band performance between the antenna and digital back end. Superior performance is driven by the significant advances of high-purity, single-crystal and associated piezoelectric materials and the resonator-filter process technology which drives electro-mechanical coupling and translates to wide filter bandwidth.

Akoustis plans to service the fast growing multi-billion-dollar RF filter market using its integrated device manufacturer (IDM) business model. The Company owns and operates a 120,000 sq. ft. ISO-9001:2015 registered commercial wafer-manufacturing facility located in Canandaigua, NY, which includes a class 100 / class 1000 cleanroom facility - tooled for 150-mm diameter wafers - for the design, development, fabrication and packaging of RF filters, MEMS and other semiconductor devices. Akoustis Technologies, Inc. is headquartered in the Piedmont technology corridor near Charlotte, North Carolina.

Forward-Looking Statements

This document includes “forward- This document includes “forward-looking statements” within the meaning of Section 27A of the Securities Act, and Section 21E of the Securities Exchange Act of 1934, as amended, that are intended to be covered by the “safe harbor” created by those sections. These forward-looking statements include, but are not limited to, statements about our estimates, expectations, beliefs, intentions, plans or strategies for the future (including our possible future results of operations, business strategies, competitive position, potential growth opportunities, potential market opportunities and the effects of competition), and the assumptions underlying such statements. Forward-looking statements include all statements that are not historical facts and typically are identified by use of terms such as "may," “might,” “would,” "will," "should," "could," “project,” "expect," "plan," “strategy,” "anticipate," “attempt,” “develop,” “help,” "believe," "estimate," "predict," “intend,” “forecast,” “seek,” "potential," "continue," “future,” and similar words (including the negative of any of the foregoing), although some forward-looking statements are expressed differently. Forward-looking statements are neither historical facts nor assurances of future results, performance, events or circumstances. Instead, these forward-looking statements are based on management’s current beliefs, expectations and assumptions and are subject to risks and uncertainties. Factors that could cause actual results to differ materially from those currently anticipated include, without limitation, risks relating to our ability to obtain adequate financing and sustain our status as a going concern; our limited operating history; the results of our research and development activities, including uncertainties relating to semiconductor process manufacturing; the development of our XBAW® technology and products presently under development and the anticipated timing of such development; our ability to protect our intellectual property rights that are valuable to our business, including patent and other intellectual property rights; our reliance on third parties to complete certain processes in connection with the manufacture of our products; product quality and defects; existing or increased competition; our ability to successfully manufacture, market and sell products based on our technologies; the ability to achieve qualification of our products for commercial manufacturing in a timely manner and the size and growth of the potential markets for any products so qualified; our ability to successfully scale our New York wafer fabrication facility and related operations while maintaining quality control and assurance and avoiding delays in output; the rate and degree of market acceptance of any of our products; our ability to achieve design wins from current and future customers; contracting with customers and other parties with greater bargaining power and agreeing to terms and conditions that may adversely affect our business; risks related to doing business in foreign countries; any security breaches or other disruptions compromising our proprietary information and exposing us to liability; our ability to raise funding to support operations and the continued development and qualification of our products and the technologies underlying them; our ability to service our outstanding indebtedness represented by our $15.0 million principal amount of convertible senior secured notes due in March 2021; and the impact of a pandemic or epidemic or a natural disaster, including the COVID-19 pandemic, on our operations, financial condition and the worldwide economy, including its impact on our ability to access the capital markets; our ability to maintain effective internal control over financial reporting; and our ability to obtain and maintain the Trusted Foundry accreditation of our New York wafer fabrication facility. These and other risks and uncertainties are described in more detail in the Risk Factors and Management’s Discussion and Analysis of Financial Condition and Results of Operations sections of the Company’s most recent Annual Report on Form 10-K and in subsequently filed Quarterly Reports on Form 10-Q. Considering these risks, uncertainties and assumptions, the forward-looking statements regarding future events and circumstances discussed in this document may not occur, and actual results could differ materially and adversely from those anticipated or implied in the forward-looking statements. You should not rely upon forward-looking statements as predictions of future events. The forward-looking statements included in this document speak only as of the date hereof and, except as required by law, we undertake no obligation to update publicly or privately any forward-looking statements, whether written or oral, for any reason after the date of this document to conform these statements to new information, actual results or to changes in our expectations.

Contact:

COMPANY:
Tom Sepenzis
Akoustis Technologies
VP of Corporate Development & IR
(980) 689-4961
tsepenzis@akoustis.com

The Del Mar Consulting Group, Inc.
Robert B. Prag, President
(858) 794-9500
bprag@delmarconsulting.com